Other Current Assets - Components of Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Other Current Assets
Receivables from financial leasing service	¥ 1,030	$ 158	¥ 64,686
Advance to vendors	16,632	2,549	11,051
Deposits for lending service	2,166	332	670
Receivable from equity transfer	20,843	3,194	42,985
VAT receivable	76,186	11,676	71,337
Others	82,590	12,658	52,972
Total	¥ 199,447	$ 30,567	¥ 243,701